UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 28, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          Delaware                      0-49790                11-3200514
(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                 Number)            Identification No.)

                330 South Service Road, Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On April 28, 2006, Kobi Alexander, David Kreinberg and William F. Sorin resigned from the Verint Systems Inc. Board of Directors and all committees thereof, effective immediately. Mr. Alexander served as Chairman of the Board of Directors and as a member of the Compensation Committee and Executive Committee. Messrs. Kreinberg and Sorin served as members of the Compensation Committee and Executive Committee.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release of Verint Systems Inc. dated May 1, 2006








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VERINT SYSTEMS INC.

                                           By:    /s/ IGAL NISSIM
                                                  ------------------------------
                                           Name:  Igal Nissim
                                           Title: Chief Financial Officer



                                           Dated: May 1, 2006









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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   99.1               Press Release of Verint Systems Inc. dated May 1, 2006
















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